RGA

Long-Duration Targeted Improvements


THE SECURITY OF EXPERIENCE.
THE POWER OF INNOVATION.

April 18, 2023

Reinsurance Group of America, Incorporated

Safe Harbor

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and federal securities laws including, among others, statements relating to projections of the future operations, strategies, earnings, revenues, income or loss, ratios, financial performance and growth potential of the Company. Forward-looking statements often contain words and phrases such as "anticipate," "assume," "believe," "continue," "could," "estimate," "expect," "if," "intend," "likely," "may," "plan," "potential," "project," "pro forma," "should," "will," "would," and other words and terms of similar meaning or that are otherwise tied to future periods or future performance, in each case in all derivative forms. Forward-looking statements are based on management's current expectations and beliefs concerning future developments and their potential effects on the Company. Forward-looking statements are not a guarantee of future performance and are subject to risks and uncertainties, some of which cannot be predicted or quantified. Future events and actual results, performance, and achievements could differ materially from those set forth in, contemplated by or underlying the forward-looking statements.

Factors that could also cause results or events to differ, possibly materially, from those expressed or implied by forward-looking statements, include, among others: (1) adverse changes in mortality (whether related to COVID-19 or otherwise), morbidity, lapsation or claims experience, (2) inadequate risk analysis and underwriting, (3) adverse capital and credit market conditions and their impact on the Company's liquidity, access to capital and cost of capital, (4) changes in the Company's financial strength and credit ratings and the effect of such changes on the Company's future results of operations and financial condition, (5) the availability and cost of collateral necessary for regulatory reserves and capital, (6) requirements to post collateral or make payments due to declines in the market value of assets subject to the Company's collateral arrangements, (7) action by regulators who have authority over the Company's reinsurance operations in the jurisdictions in which it operates, (8) the effect of the Company parent's status as an insurance holding company and regulatory restrictions on its ability to pay principal of and interest on its debt obligations, (9) general economic conditions or a prolonged economic downturn affecting the demand for insurance and reinsurance in the Company's current and planned markets, (10) the impairment of other financial institutions and its effect on the Company's business, (11) fluctuations in U.S. or foreign currency exchange rates, interest rates, or securities and real estate markets, (12) market or economic conditions that adversely affect the value of the Company's investment securities or result in the impairment of all or a portion of the value of certain of the Company's investment securities that in turn could affect regulatory capital, (13) market or economic conditions that adversely affect the Company's ability to make timely sales of investment securities, (14) risks inherent in the Company's risk management and investment strategy, including changes in investment portfolio yields due to interest rate or credit quality changes, (15) the fact that the determination of allowances and impairments taken on the Company's investments is highly subjective, (16) the stability of and actions by governments and economies in the markets in which the Company operates, including ongoing uncertainties regarding the amount of U.S. sovereign debt and the credit ratings thereof, (17) the Company's dependence on third parties, including those insurance companies and reinsurers to which the Company cedes some reinsurance, third-party investment managers and others, (18) financial performance of the Company's clients, (19) the threat of natural disasters, catastrophes, terrorist attacks, pandemics, epidemics or other major public health issues anywhere in the world where the Company or its clients do business, (20) competitive factors and competitors' responses to the Company's initiatives, (21) development and introduction of new products and distribution opportunities, (22) execution of the Company's entry into new markets, (23) integration of acquired blocks of business and entities, (24) interruption or failure of the Company's telecommunication, information technology or other operational systems, or the Company's failure to maintain adequate security to protect the confidentiality or privacy of personal or sensitive data and intellectual property stored on such systems, (25) adverse developments with respect to litigation, arbitration or regulatory investigations or actions, (26) the adequacy of reserves, resources and accurate information relating to settlements, awards and terminated and discontinued lines of business, (27) changes in laws, regulations, and accounting standards applicable to the Company or its business, including Long Duration Targeted Improvement accounting changes and (28) other risks and uncertainties described in this document and in the Company's other filings with the Securities and Exchange Commission ("SEC").

Forward-looking statements should be evaluated together with the many risks and uncertainties that affect the Company's business, including those mentioned in this document and described in the periodic reports the Company files with the SEC. These forward-looking statements speak only as of the date on which they are made. The Company does not undertake any obligation to update these forward-looking statements, even though the Company's situation may change in the future, except as required under applicable securities law. For a discussion of these risks and uncertainties that could cause actual results to differ materially from those contained in the forward-looking statements, you are advised to see Item 1A – "Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2022, as may be supplemented by Item 1A - "Risk Factors" in the Company's subsequent Quarterly Reports on Form 10-Q and in our other periodic and current reports filed with the SEC.

Use of Non-GAAP Financial Measures

RGA uses a non-GAAP financial measure called adjusted operating income as a basis for analyzing financial results. This measure also serves as a basis for establishing target levels and awards under RGA's management incentive programs. Management believes that adjusted operating income, on a pre-tax and after-tax basis, better measures the ongoing profitability and underlying trends of the Company's continuing operations, primarily because that measure excludes substantially all of the effect of net investment related gains and losses, as well as changes in the fair value of certain embedded derivatives, and changes in the fair value of contracts that provide market risk benefits. These items can be volatile, primarily due to the credit market and interest rate environment and are not necessarily indicative of the performance of the Company's underlying businesses. Additionally, adjusted operating income excludes any net gain or loss from discontinued operations, the cumulative effect of any accounting changes, tax reform and other items that management believes are not indicative of the Company's ongoing operations. The definition of adjusted operating income can vary by company and is not considered a substitute for GAAP net income. A reconciliation of income before income taxes of the operating segments to adjusted operating income before income taxes is presented in the Appendix.

RGA also uses a non-GAAP financial measure called adjusted operating income, excluding notable items. Notable items currently represent the financial impact of RGA's assumption reviews on business subject to LDTI, reflected in future policy benefits remeasurement (gains) losses. In addition, notable items may in future periods include other items RGA believes may not be indicative of future performance. A reconciliation of income before income taxes of the operating segments to adjusted operating income, excluding notable items, before income taxes is presented in the Appendix.

RGA evaluates its shareholders' equity and book value per share position excluding the impact of accumulated other comprehensive income (loss) ("AOCI") since the net unrealized gains or losses included in AOCI primarily relate to changes in interest rates, credit spreads on its investment securities and foreign currency fluctuations that are not permanent and can fluctuate significantly from period to period.

RGA uses a non-GAAP financial measure called adjusted operating return on equity, which is calculated as adjusted operating income divided by average shareholders' equity excluding AOCI. Additionally, RGA uses a non-GAAP financial measure called book value per share excluding the impact of AOCI that management believes is important in evaluating the balance sheet in order to ignore the effects of unrealized amounts primarily associated with mark-to-market adjustments on investments, updated discount rate assumptions on liability for future policy benefits, changes in instrument-specific credit risk associated with market-risk benefit liabilities, and foreign currency translation.

RGA uses a non-GAAP financial measure called adjusted operating return on equity excluding notable items, which is calculated as adjusted operating income excluding notable items divided by average shareholders' equity excluding year-to-date notable items and AOCI.

Reconciliations of non-GAAP financial measures to the nearest GAAP financial measures are provided in the Appendix at the end of this presentation.

Key Messages

- Economics of the business are unchanged
- FAS 60 liabilities switch from locked-in assumptions to current assumptions under LDTI
- LDTI reserve methodology expected to lead to reduced earnings volatility from claims, with some exceptions[1]
- Both "As Reported" and "Recast" adjusted operating EPS in 2022 reflected strong results from many segments, above-average variable investment income (VII) and a large treaty recapture fee; recast adjusted operating EPS, excluding notable items[2], reflected a lessened impact from COVID-19
- Periodic assumption changes[3] will increase or reduce reported adjusted operating EPS, and will be identified as a notable item
- Reported earnings under LDTI are expected to be modestly higher than previous GAAP, when excluding notable items[2]
- No expected change to ratings or statutory capital measures

[1] Potential earnings volatility in cohorts with a net premium ratio over 100 and cohorts with floored reserves.
[2] Notable Items include actuarial assumption changes on business subject to LDTI; Assumption changes reflect the impact of changes in actuarial assumptions on business subject to LDTI recorded in "Future policy benefits remeasurement (gains) losses". Tax effected at 24%.
[3] Assumption changes reflect the impact of changes in actuarial assumptions on business subject to LDTI recorded in "Future policy benefits remeasurement (gains) losses".

Impacts from LDTI Adoption

Both "As Reported" and "Recast" adjusted operating EPS in 2022 reflected strong results from many segments, above-average variable investment income (VII) and a large treaty recapture fee; recast adjusted operating EPS, excluding notable items[1], reflected a lessened impact from COVID-19

Adjusted operating EPS[2]



$16.40
$14.43
$13.69
2022 As Reported
2022 Recast
2022 Recast ex Notable Items¹

Adjusted operating ROE[2]



12.5%
10.3%
10.5%
2022 As Reported
2022 Recast
2022 Recast ex Notable Items¹

[1] Notable Items include actuarial assumption changes on business subject to LDTI; Assumption changes reflect the impact of changes in actuarial assumptions on business subject to LDTI recorded in "Future policy benefits remeasurement (gains) losses". Tax effected at 24%.
[2] Please refer to "Reconciliations of Non-GAAP Measures" in the Appendix.

2022 Actuarial Assumption Changes

		Assumption Changes[1]
U.S. and Latin America Traditional	$	(170)
U.S. and Latin America Asset-Intensive		3
U.S. and Latin America Capital Solutions		--
Canada Traditional		(1)
Canada Financial Solutions		--
EMEA Traditional		(13)
EMEA Financial Solutions		14
APAC Traditional		(75)
APAC Financial Solutions		--
Corporate & Other		--
Total	$	(242)

- Liabilities switch from locked-in assumptions to current assumptions under LDTI
- Significant assumptions are reviewed at least annually, with updates generally to be reflected in Q3 results each year
- Assumption change impact for 2022 includes updates for COVID-19 and updated mortality and critical illness assumptions in Asia

[1] $ in millions, pre-tax; Assumption changes reflect the impact of changes in actuarial assumptions on business subject to LDTI recorded in "Future policy benefits remeasurement (gains) losses".

2022 Reported to Recast Comparison

Pre-tax Adjusted Operating Income (Loss)[1]	As Reported		Recast ex Notable Items[2]	
U.S. and Latin America Traditional	$	220	$	317
U.S. and Latin America Asset-Intensive		293		301
U.S. and Latin America Capital Solutions		140		144
Canada Traditional		90		109
Canada Financial Solutions		32		31
EMEA Traditional		10		59
EMEA Financial Solutions		257		230
APAC Traditional		294		269
APAC Financial Solutions		97		161
Corporate & Other		(172)		(162)
Total	$	1,261	$	1,459

- U.S. and Latin America Traditional recast results primarily reflected lower impacts from COVID-19
- EMEA Traditional recast results reflected lower impacts from COVID-19
- APAC Traditional results were strong in both cases
- APAC Financial Solutions recast results reflected lower impacts from COVID-19 medical claim costs in Japan

RGA

[1] $ in millions. Please refer to "Reconciliations of Non-GAAP Measures" in the Appendix.
[2] Notable Items include actuarial assumption changes on business subject to LDTI; Assumption changes reflect the impact of changes in actuarial assumptions on business subject to LDTI recorded in "Future policy benefits remeasurement (gains) losses".

2022 Quarterly Reported to Recast Comparison

Reduced earnings volatility from claims for business subject to LDTI, with some exceptions[1]

Pre-tax Adjusted Operating Income[2]



$376
$393
$364
$326
Q1
Q2
Q3
Q4
Recast ex Notable Items3
As Reported

[1] Potential earnings volatility in cohorts with a net premium ratio over 100 and cohorts with floored reserves.
[2] $ in millions. Please refer to "Reconciliations of Non-GAAP Measures" in the Appendix.
[3] Notable Items include actuarial assumption changes on business subject to LDTI; Assumption changes reflect the impact of changes in actuarial assumptions on business subject to LDTI recorded in "Future policy benefits remeasurement (gains) losses".

RGA

Continued Book Value per Share (ex-AOCI) Growth

- Recast book value per share, excluding AOCI, at transition impacted by retained earnings adjustment primarily due to capping net premium ratios and eliminating negative reserves
- Strong growth rate since transition

Book Value per Share (ex-AOCI) Recast[1]



8.5% CAGR
$132.33
$114.02
$129.23
$134.26
As Reported 2020
1/1/21 Recast
2021 Recast
2022 Recast

[1] Please refer to "Reconciliations of Non-GAAP Measures" in Appendix.

RGA Messages

Well-Positioned to Deliver

- Differentiated and valuable global franchise
- A leading market position; deep technical expertise
- Strong culture of collaboration, creativity and integrity
- Attractive transaction and organic pipelines, broad-based across risks and geographics

Proven Resilience

- Proven resilience of our business during pandemic
- Reaffirmed valuable role of RGA to clients
- Highlighted value of insurance products
- Strong financial position and growing earnings power

Moving Forward, Driving Value

- Industry dynamics providing many opportunities
- Focused in-force management actions
- Extending capabilities and strategic partnerships to expand reach
- Focusing on sustainable, purpose-driven long-term value creation

Making financial protection accessible to all

RGA 50 YEARS

Appendix



2022 Reported and Recast Balance Sheet

	As Reported December 31, 2022	Recast December 31, 2022
Total assets	$ 84,706	$ 84,904
Total liabilities	80,471	77,733
Equity:		
Equity ex AOCI	9,750	8,952
AOCI	(5,605)	(1,871)
Noncontrolling interest	90	90
Total equity	4,235	7,171

Reconciliations of Non-GAAP Measures

Reconciliation of GAAP pre-tax income to pre-tax adjusted operating income	
In millions	2022
U.S. & Latin America Traditional	
GAAP pre-tax income (loss)	$ 195
Capital (gains) losses, derivatives and other, net [1]	-
Change in MV of embedded derivatives [1]	(48)
Pre-tax adjusted operating income	$ 147
Notable items	170
Pre-tax adjusted operating income, excluding notable items	$ 317
U.S. & Latin America Asset-Intensive	
GAAP pre-tax income	$ 1
Capital (gains) losses, derivatives and other, net [1]	135
Change in MV of embedded derivatives [1]	168
Pre-tax adjusted operating income	$ 304
Notable items	(3)
Pre-tax adjusted operating income, excluding notable items	$ 301
U.S. & Latin America Capital Solutions	
GAAP pre-tax income	$ 144
Pre-tax adjusted operating income	$ 144
Notable items	-
Pre-tax adjusted operating income, excluding notable items	$ 144
Canada Traditional	
GAAP pre-tax income	$ 104
Capital (gains) losses, derivatives and other, net	4
Pre-tax adjusted operating income	$ 108
Notable items	1
Pre-tax adjusted operating income, excluding notable items	$ 109
Canada Financial Solutions	
GAAP pre-tax income	$ 31
Pre-tax adjusted operating income	$ 31
Notable items	-
Pre-tax adjusted operating income, excluding notable items	$ 31
EMEA Traditional	
GAAP pre-tax income	$ 46
Pre-tax adjusted operating income	$ 46
Notable items	13
Pre-tax adjusted operating income, excluding notable items	$ 59
EMEA Financial Solutions	
GAAP pre-tax income	$ 182
Capital (gains) losses, derivatives and other, net	62
Pre-tax adjusted operating income	$ 244
Notable items	(14)
Pre-tax adjusted operating income, excluding notable items	$ 230

[1] Net of DAC offset

Reconciliations of Non-GAAP Measures

Reconciliation of GAAP pre-tax income to pre-tax adjusted operating income

In millions	1Q22	2Q22	3Q22	4Q22	2022
Asia Pacific Traditional					
GAAP pre-tax income (loss)					$ 194
Pre-tax adjusted operating income					$ 194
Notable items					75
Pre-tax adjusted operating income, excluding notable items					$ 269
Asia Pacific Financial Solutions					
GAAP pre-tax income (loss)					$ 46
Capital (gains) losses, derivatives and other, net					115
Pre-tax adjusted operating income					$ 161
Notable items					-
Pre-tax adjusted operating income, excluding notable items					$ 161
Corporate and Other					
GAAP pre-tax income (loss)					$ (225)
Capital (gains) losses, derivatives and other, net					63
Pre-tax adjusted operating loss					$ (162)
Notable items					-
Pre-tax adjusted operating income, excluding notable items					$ (162)
RGA Consolidated					
GAAP pre-tax income	$ 267	$ 147	$ (77)	$ 381	$ 718
Capital (gains) losses, derivatives and other, net [1]	93	240	108	(62)	379
Change in MV of embedded derivatives [1]	16	29	7	68	120
Pre-tax adjusted operating income	$ 376	$ 416	$ 38	$ 387	$ 1,217
Notable items	-	(23)	326	(61)	242
Pre-tax adjusted operating income, excluding notable items	$ 376	$ 393	$ 364	$ 326	$ 1,459
GAAP net income available to RGA shareholders	$ 197	$ 105	$ (76)	$ 291	$ 517
Capital (gains) losses, derivatives and other, net [1]	92	155	121	(12)	356
Change in MV of embedded derivatives [1]	(6)	56	(29)	33	54
Adjusted operating income	$ 283	$ 316	$ 16	$ 312	$ 927
Notable items	-	(17)	247	(46)	184
Adjusted operating income, excluding notable items	$ 283	$ 299	$ 263	$ 266	$ 1,111

[1] Net of DAC offset

Reconciliation of earnings-per-share available to RGA shareholders to adjusted operating earnings-per-share

Diluted share basis	2022
Earnings-per-share	$ 7.65
Capital (gains) losses, derivatives and other, net [1]	5.36
Change in MV of embedded derivatives [1]	0.68
Adjusted operating earnings-per-share	$ 13.69
Notable items	2.71
Pre-tax adjusted operating income, excluding notable items	$ 16.40

[1] Net of DAC offset

Reconciliations of Non-GAAP Measures

Reconciliation of trailing twelve months of consolidated net income to adjusted operating income and related return on equity (ROE)		
In millions	2022	
Trailing twelve months	Income	ROE
Net income	$ 517	6.8%
Reconciliation to adjusted operating income:		
Capital (gains) losses, derivatives and other, net	316	
Change in fair value of embedded derivatives	95	
Deferred acquisition cost offset, net	-	
Tax expense on uncertain positions	(5)	
	4	
Adjusted operating income	$ 927	10.5%
Notable Items	184	
Adjusted operating income	$ 1,111	12.5%

Reconciliation of book value per share to book value per share excluding AOCI	1/1/2021	2021	2022
Book value per share	$ 100.64	$ 121.79	$ 106.19
Less: Effect of accumulated currency translation adjustments	(1.02)	(0.20)	(1.73)
Less: Effect of unrealized (depreciation) appreciation of securities	82.59	56.27	(82.44)
Less: Effect of effect of updating discount rates on future policy benefits	(94.42)	(62.67)	56.32
Less: Effect of change intstrument-specific credit risk for market risk benefits	0.53	(0.10)	0.19
Less: Effect of pension and postretirement benefits	(1.06)	(0.74)	(0.41)
Book value per share excluding AOCI	$ 114.02	$ 129.23	$ 134.26